SCHEDULE 14A INFORMATION

    Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                          of 1934 (Amendment No. ____)


Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ] Preliminary  Proxy Statement [ ] Confidential for Use of the Commission Only
[X] Definitive Proxy Statement       (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Additional  Materials
[ ] Soliciting  Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                                 DATAKEY, INC.
                (Name of Registrant as Specified In Its Charter)

                         ------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):  $125.00

[X]   $125  per  Exchange  Act  Rules   0-11(c)(1)(ii),   14a-6(i)(1)   or
      14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)

[ ]   Fee computed on table below per Exchange Act Rules  14a-6(i)(4)
      and 0-11

1)    Title of each class of securities to which transaction applies:

2)    Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)    Proposed maximum aggregate value of transaction:

5)    Total fee paid:


[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as  provided  by  Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:
1)    Amount Previously Paid:
2)    Form, Schedule or Registration Statement No.:
3)    Filing Party:
4)    Date Filed:

                                  DATAKEY, INC.

                      ------------------------------------



                            NOTICE OF ANNUAL MEETING
                           to be held on June 5, 1996

                      ------------------------------------



TO THE SHAREHOLDERS OF DATAKEY, INC.:

         The Annual Meeting of the Shareholders of Datakey, Inc., a Minnesota corporation (the "Company"), will be held on Wednesday, June 5, 1996, at 3:30 p.m., Minneapolis time, at the Radisson Plaza Hotel, 35 South 7th Street, Minneapolis, Minnesota, for the following purposes:

     1.   To set the number of directors to be elected at five (5).

     2. To elect a Board of Directors to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified.

     3. To approve an increase in the number of shares reserved under the Company's 1987 Stock Option Plan from 550,000 to 800,000.

     4. To approve an amendment to the Company's 1987 Stock Option Plan to provide for the grant of nonqualified stock options to Non-Employee Directors under a formula plan.

     5. To ratify the appointment of McGladrey & Pullen, LLP as independent auditors for the Company for the year ending December 31, 1996.

     6. To transact such other business as may properly come before the meeting.

         Shareholders of record at the close of business on April 15, 1996 are entitled to notice of and to vote at the Annual Meeting or any adjournment or adjournments thereof.

         Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement of matters to be considered at the Annual Meeting. A copy of the Annual Report for the year ended December 31, 1995 also accompanies this Notice.

         You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please sign, date and return your proxy with the reply envelope provided.

                                         By Order of the Board of Directors,


                                         Thomas R. King
                                         Secretary
Burnsville, Minnesota
Dated:  April 24, 1996


        PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE.

                                  DATAKEY, INC.

                            -------------------------

                                 PROXY STATEMENT
                                       for
                         Annual Meeting of Shareholders
                           to be held on June 5, 1996
                            -------------------------


                                  INTRODUCTION



         Your proxy is solicited by the Board of Directors of Datakey, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held on Wednesday, June 5, 1996, at 3:30 p.m., at the Radisson Plaza Hotel, 35 South 7th Street, Minneapolis, Minnesota, and at any adjournment thereof, for the purposes set forth in the Notice of Annual Meeting.

         The cost of soliciting proxies, including the cost of preparing, assembling and mailing proxies and soliciting material, as well as the cost of forwarding such material to the beneficial owners of stock, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular compensation, solicit proxies personally or by telephone.

         Any shareholder giving a proxy may revoke it at any time prior to its use at the Annual Meeting by giving written notice of such revocation to the Secretary of the Company. The enclosed proxy, when properly signed and returned to the Company, will be voted by the proxy holders at the Annual Meeting as directed therein. Proxies which are signed by shareholders but which lack any such specification will be voted in favor of the proposals set forth in the Notice of Annual Meeting and in favor of the number and slate of directors proposed by the Board of Directors and listed herein.

         The presence at the Annual Meeting in person or by proxy of the holders of a majority of the outstanding shares of the Company entitled to vote shall constitute a quorum for the transaction of business. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. An abstention as to any proposal will therefore have the same effect as a vote against the proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instructions by the beneficial holder and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote with respect to such matter.

         The mailing address of the offices of the Company is 407 West Travelers Trail, Burnsville, Minnesota 55337. The Company expects that the Notice of Annual Meeting, Proxy Statement, form of proxy, and Annual Report to Shareholders will first be mailed to shareholders on or about April 24, 1996.

                      OUTSTANDING SHARES AND VOTING RIGHTS

         Shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof are shareholders of record at the close of business on April 15, 1996. Persons who are not shareholders of record on such date will not be allowed to vote at the Annual Meeting. At the close of business on April 15, 1996, there were 2,835,736 shares of common stock, par value $.05 per share, and 150,000 shares of convertible preferred stock issued and outstanding. Each share of common stock and convertible preferred stock is entitled to one vote on each matter to be voted upon at the Annual Meeting. Holders of common stock and convertible preferred stock are not entitled to cumulate their votes for the election of directors.


                        SECURITY OWNERSHIP OF MANAGEMENT
                          AND CERTAIN BENEFICIAL OWNERS

         The following table sets forth the number of shares of the Company's common stock and convertible preferred stock beneficially owned by (i) each director and nominee for election to the Board of Directors of the Company; (ii) each of the named executive officers in the Summary Compensation Table; (iii) all directors and executive officers as a group; and (iv) to the best of the Company's knowledge, all beneficial owners of more than 5% of the outstanding shares of each class of the Company's stock as of April 15, 1996. Unless otherwise indicated, the shareholders listed in the table have sole voting and investment power with respect to the shares indicated.


                                                                                        Convertible
                                                                                         Preferred
                                                                                           Shares
Name (and Address of 5%            Common Shares Beneficially        Percent of         Beneficially         Percent of
Holder) or Identity of Group                 Owned(1)                 Class(1)            Owned(1)            Class(1)

John H. Underwood                           85,369 (2)                 2.9%                --                  --

Gary R. Holland                             12,700 (3)(4)               *                  --                  --

Terrence W. Glarner                         14,600 (5)                  *                  --                  --

Thomas R. King                              10,950                      *                  --                  --

Eugene W. Courtney                              -- (4)                 --                  --                  --

Alan G. Shuler                              58,166 (6)                 2.0%                --                  --

Carl P. Boecher                             20,000 (7)                  *                  --                  --

Norwest Growth Fund, Inc.                  640,516 (8)                21.5%             150,000              100.0%
222 South 9th Street
Suite 2800
Minneapolis, MN  55402

Okabena Partnership K                      287,600 (9)                10.1%                --                  --
5140 Norwest Center
90 South Seventh Street
Minneapolis, MN  55401

Timothy A. Stepanek                        276,500 (10)(11)            9.8%                --                  --
4422 IDS Center
80 South Eighth Street
Minneapolis, MN  55402

David M. Winton and                        254,500 (10)                9.0%                --                  --
  Sarah H. Winton
4422 IDS Center
80 South Eighth Street
Minneapolis, MN  55402

Nathaniel S. Thayer                        200,746                     7.1%                --                  --
150 Main Street
P.O. Box 1325
Pawtucket, RI  02862

All Directors and Executive                201,785 (12)                6.7%                 --                  --
 Officers as a Group (8
 persons)


- ---------------------------

*    Less than 1% of the outstanding shares of common stock.

(1) Under the rules of the Securities and Exchange Commission, shares not actually outstanding are nevertheless deemed to be beneficially owned by a person if such person has the right to acquire the shares within 60 days. Pursuant to such SEC rules, shares deemed beneficially owned by virtue of a person's right to acquire them are also treated as outstanding when calculating the percent of class owned by such person and when determining the percentage owned by a group.

(2) Includes 76,666 shares which may be purchased by Mr. Underwood upon exercise of currently exercisable options.

(3) Includes 12,000 shares which may be purchased by Mr. Holland upon exercise of a currently exercisable option.

(4) Does not include the 3,000 shares which may be purchased upon exercise of an option granted under the formula plan subject to shareholder approval. See "Proposal #3."

(5) Includes 10,000 shares which may be purchased by Mr. Glarner upon exercise of a currently exercisable option.

(6) Includes 57,166 shares which may be purchased by Mr. Shuler upon exercise of currently exercisable options.

(7) Includes 20,000 shares which may be purchased by Mr. Boecher upon exercise of a currently exercisable option.

(8) Includes 150,000 shares which may be purchased by Norwest Growth Fund, Inc. (the "Norwest Fund") upon conversion of preferred stock. Norwest Fund is a wholly-owned subsidiary of Norwest Limited, Inc. ("Norwest Limited"), which is a wholly-owned subsidiary of Norwest Corporation ("Norwest"). Each of Norwest Limited and Norwest disclaim beneficial ownership of the shares held by Norwest Fund, which has sole voting and dispositive power with respect to the shares. The Company has relied upon information made available to it by Norwest Fund, including a Schedule 13G dated February 6, 1996 received by the Company.

(9) Okabena Partnership K (the "Partnership") has approximately 149 partners; however, Okabena Company is the Managing Partner. The Partnership has sole voting and dispositive power with respect to the shares. The Company has relied upon information made available to it by the Partnership, including a Schedule 13D dated April 5, 1993 and Form 5 for the year ended December 31, 1995, the most recent reports provided to the Company.

(10) Includes 104,500 shares held by Parsnip River Company, a limited Partnership, and 150,000 shares held by Bond Investment Partners, a Limited Partnership. Mr. and Mrs. Winton and Mr. Stepanek are general partners of the limited partnerships and share voting and investment control over the shares.

(11) Includes 15,000 shares held by Mr. Stepanek's wife and children and 7,000 shares held in a family trust.

(12) Includes 175,832 shares which may be purchased by the executive officers and directors upon exercise of currently exercisable options.

                DETERMINATION OF NUMBER AND ELECTION OF DIRECTORS
                              (Proposals #1 and #2)

         The Bylaws of the Company provide that the number of directors to be elected for the ensuing year shall be determined by the shareholders at each meeting. The Board of Directors recommends that the number of directors to be elected at the 1996 Annual Meeting be set at five (5).

         Subject to approval by the shareholders of that recommendation, five
(5) directors will be elected at the Annual Meeting, each to serve until the next annual meeting of shareholders and until a successor has been elected and qualified.

         All of the nominees are members of the present Board of Directors. Pursuant to its authority to increase the number of directors between shareholder meetings, the Board elected Eugene W. Courtney as a director on July 1, 1995 and Gary R. Holland on November 10, 1995. In addition, the Board elected Kermit Beseke as a director on July 1, 1995; however, Mr. Beseke resigned from the Board on March 19, 1996.

         In connection with the Company's November 1, 1995 agreement with Mr. Holland for consulting services, the Board agreed to appoint Mr. Holland to the Board and to include him in this Proxy Statement as a director nominee. See "Related Transactions."

         Pursuant to the terms of a stock purchase agreement, Norwest Growth Fund, Inc. has the right to designate an individual for one directorship on the Company's Board of Directors. As of the date of this proxy statement, Norwest Growth Fund, Inc. has not advised the Company that it intends to designate an individual as a nominee for election as a director at the 1996 Annual Meeting.

         If, prior to the Annual Meeting, it should become known to the Board of Directors that any one of the following individuals will be unable or unwilling to serve as a director after the Annual Meeting, the proxies will be voted for such substitute nominee as may be selected by the Board of Directors. Alternatively, the proxies may, at the discretion of the Board of Directors, be voted for such fewer number of nominees. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve.

         Under applicable Minnesota law, approval of the proposals to set the number of directors at five (5) and to elect the nominees to the Board of Directors requires the affirmative vote of the holders of the greater of (1) a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter, or (2) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Annual Meeting.


            Names, Principal Occupations for the Past Five Years and
          Selected Other Information Concerning Nominees for Directors
- -------------------------------------------------------------------------------
John H. Underwood                                   Chief Executive Officer and
Director since 1983                                    President of the Company
Age - 56

Mr. Underwood has served as Chief Executive Officer since June 1983 and President since June 1994. From March 1983, when Mr. Underwood joined the Company, to June 1983, he served as Executive Vice President and Chief Operating Officer. He also served as President from July 1983 until his appointment as Chairman in December 1991, serving as Chairman until November 1995. Except for a few months when he was employed by Transistor Electronics Corporation, Mr. Underwood was employed for 18 years in various capacities by Fabri-Tek, Inc., an electronics manufacturer located in Minneapolis, Minnesota. His last position at Fabri-Tek, Inc. was general manager of the systems division in the United States and Hong Kong. Fabri-Tek's systems division produces core memories for the industrial and military marketplace.

- -------------------------------------------------------------------------------
Gary R. Holland                                 President of Decision Processes
Director since 1995                            International of Minnesota, Inc.
Age - 54                                                and Managing Partner of
                                                           Holland & Associates

Mr. Holland has served as President of Decision Processes International of Minnesota, Inc. since February 1996 and as the Managing Partner of Holland & Associates since June 1992, which companies provide consulting services. From 1982 until 1992, Mr. Holland was President and Chief Executive Officer of DataCard Corporation, a manufacturer of credit card equipment, products and services. Mr. Holland also serves as a director of Check Technology Corporation.

- -------------------------------------------------------------------------------
Terrence W. Glarner                                  President of West Concord
Director since 1992                                              Ventures, Inc.
Age - 53

Mr. Glarner has served as President of West Concord Ventures, Inc., a venture capital firm, since February 1993. Mr. Glarner also serves as a consultant to Norwest Venture Capital Management, Inc., an entity affiliated with Norwest Growth Fund, Inc. From 1976 to January 1993, he was employed by North Star Ventures, Inc., serving as President from February 1988 to January 1993. Prior to 1976, Mr. Glarner was Vice President of Dain Bosworth. Mr. Glarner also serves as a director of FSI International, Inc., Aetrium, Inc. and CIMA Labs Inc.

- -------------------------------------------------------------------------------
Thomas R. King                               Shareholder of Fredrikson & Byron,
Director since 1980                                      P.A., Attorneys at Law
Age - 55

Mr. King has been engaged in the private practice of law in Minneapolis, Minnesota since 1965. He is a shareholder of the law firm of Fredrikson & Byron, P.A., which serves as general counsel to the Company. Mr. King has served as Secretary to the Company since 1980. Mr. King also serves as a director of Kelly Russell Studios, Inc., a company which produces sports and entertainment memorabilia, and of Sunrise Resources, Inc., a company which provides lease financing for capital equipment.

- -------------------------------------------------------------------------------
Eugene W. Courtney                                President and Chief Executive
Director since 1995                                        Officer of HEI, Inc.
Age - 60

Mr. Courtney has served as President and Chief Executive Officer of HEI, Inc., a company which designs and manufactures microelectronics, since 1990, and he served as HEI's Executive Vice President from 1988 to 1990. In addition, Mr. Courtney serves as a director of HEI, Inc.
- -------------------------------------------------------------------------------


                        EXECUTIVE OFFICERS OF THE COMPANY

         The names and ages of all the Company's executive officers and the positions held by them are listed below.

NAME                               POSITION                               AGE

John H. Underwood                  Chief Executive Officer and             56
                                   President

Alan G. Shuler                     Vice President and Chief Financial      49
                                   Officer

Carl P. Boecher                    Vice President of Marketing and         53
                                   Sales

James P. Foley                     Vice President of Engineering           52


         See "Election of Directors" (Proposal #2) for John H. Underwood's biography.

         Alan G. Shuler has served as Vice President and Chief Financial Officer of the Company since June 1992. From August 1991 to May 1992, Mr. Shuler served as Vice President and Chief Financial Officer of Astrocom Corporation, a St. Paul, Minnesota manufacturer of data communication equipment. From January 1988 through December 1990, Mr. Shuler was Senior Vice President and Chief Financial Officer of FSI International, Inc., a Chaska, Minnesota manufacturer of semiconductor equipment.

         Carl P. Boecher has served as Vice President of Marketing and Sales of the Company since January 1995. From May 1990 to November 1994, Mr. Boecher served as Senior Vice President and Executive Director of Business Development of DRS Military Systems, a division of Diagnostic/Retrieval Systems in Oakland, New Jersey, a supplier of high technology optical, data storage, processing and display and simulation/stimulation systems and products. From 1971 to 1990, Mr. Boecher served in several marketing positions with the Defense Systems Division of Unisys Corporation, a supplier of data processing systems, products and services, in St. Paul, Minnesota, most recently holding the position of Executive Director, Product Marketing.

         James P. Foley joined the Company as Vice President of Engineering in January 1996. From 1989 through 1995, Mr. Foley was employed by DataCard Corporation, serving as Vice President of Engineering of the Card
Personalization Group from 1989 to 1992 and as Vice President of Engineering of the Transaction Systems Group from 1992 to 1995.


                  COMPLIANCE WITH SECTION 16(a) OF EXCHANGE ACT

         Based on the Company's review of copies of forms filed with the Securities and Exchange Commission or written representations from certain reporting persons that no Forms 5 were required for those persons, in compliance with Section 16(a) of the Securities Exchange Act of 1934, the Company believes that during fiscal year 1995, all officers, directors, and greater than ten-percent beneficial owners complied with the applicable filing requirements, except that an initial report on Form 3 was not timely filed by Gary Holland or James Foley. In addition, Kermit Beseke, a former director, timely filed a Form 3 but inadvertently omitted holdings, which holdings were reported late on an amended Form 3.


                          BOARD AND COMMITTEE MEETINGS

         The Board of Directors held seven (7) meetings during 1995 and took action by unanimous written consent twice during 1995. No director attended less than 75% of the meetings of the Board and any committee of which the director was a member. The Company has an Audit Committee, a Compensation Committee and a Stock Option Committee. The Company does not have a nominating committee.

         The current members of the Audit Committee are Terrence W. Glarner, Thomas R. King, Eugene W. Courtney and Gary R. Holland, all of whom served for some period of time during 1995, except for Mr. Holland, who was appointed on March 19, 1996. In addition, Kermit Beseke served on the Audit Committee from August 1, 1995 until his resignation from the Board on March 19, 1996. The Audit Committee held one meeting during 1995, at which it reviewed the 1994 financial statements and the Company's accounting procedures.

         The current members of the Compensation Committee are Terrence W. Glarner, Thomas R. King, Eugene W. Courtney and Gary R. Holland, all of whom served for some period of time during 1995, except for Mr. Holland, who was appointed on March 19, 1996. In addition, Kermit Beseke served on the Compensation Committee from August 1, 1995 until his resignation from the Board on March 19, 1996. This committee recommends to the Board of Directors from time to time the salaries to be paid to executive officers of the Company and any plan for additional compensation it deems appropriate. The Compensation Committee met once during 1995 and took written action once by unanimous consent.

         The current members of the Stock Option Committee are Terrence W. Glarner, Thomas R. King and Eugene W. Courtney, all of whom served for some period of time during 1995. In addition, Kermit Beseke served on the Stock Option Committee from August 1, 1995 until his resignation from the Board on March 19, 1996. The Stock Option Committee administers the Company's 1987 Stock Option Plan and its Consultant Stock Option Plan. The Stock Option Committee met twice during 1995 and took written action once by unanimous consent.


                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table sets forth all cash compensation paid or to be paid by the Company, as well as certain other compensation paid or accrued, during each of the Company's last three fiscal years to the Chief Executive Officer and the two other executive officers who served during fiscal year 1995.

                                                                                       Long Term Compensation
                                                                                -----------------------------------
                                                                                         Awards           Payouts
                                                                                -----------------------------------
                                                                                Restricted                 LTIP        All Other
Name and Principal           Fiscal                                               Stock                   Payouts    Compensation
      Position               Year                  Annual Compensation          Awards ($)    Options       ($)           ($)
- ----------------------       -----                                              ----------    -------     -----           ----
                                        ------------------------------------
                                        Salary ($)    Bonus ($)    Other ($)
                                        ----------    ---------    ---------

John H. Underwood             1995       150,000        4,500       2,753 (1)      --          75,000       --           3,149 (2)
 Chairman of the Board,       1994       144,000          --        2,283          --            --         --           2,279
 Chief Executive Officer      1993       138,000       10,000       2,759          --            --         --           4,176
 and President

Alan G. Shuler                1995        96,192          --          939 (1)      --          25,000       --             811 (2)
 Vice President and Chief     1994        92,454          --          741          --             500       --             737
 Financial Officer            1993        90,438        5,000       1,872          --            --         --           1,376


Carl P. Boecher               1995        90,721       21,889         996 (1)      --          50,000       --          13,931 (3)
  Vice President of
  Marketing and Sales

- ------------------------------

(1)  Reimbursement for taxes on supplemental benefits.

(2)  Term life insurance premium paid by the Company.

(3) Includes $676 for term life insurance premium paid by the Company and $13,255 for reimbursement of certain moving expenses.

Option Grants During 1995 Fiscal Year

         The following table provides information regarding stock options granted during fiscal 1995 to the named executive officers in the Summary Compensation Table. The Company has not granted any stock appreciation rights.

                                                                Percent of
                                                               Total Options
                                                                granted to            Exercise or
                                         Options                 Employees            Base Price
Name                                     Granted              in Fiscal Year           Per Share           Expiration Date

John H. Underwood                      25,000 (1)                  11.5%                $3.625                04/30/05

Alan G. Shuler                         25,000 (1)                  11.5%                $3.625                04/30/05

Carl P. Boecher                        50,000 (2)                  23.0%                 $3.50                01/08/05

- ------------------

(1) Option was granted on May 1, 1995, becoming exercisable to the extent of 8,333 shares on each of May 1, 1995 and May 1, 1996 and 8,334 shares on May 1, 1997. The exercise price is equal to the fair market value of the common stock on the date of grant.

(2) Option was granted on January 9, 1995 and became exercisable to the extent of 10,000 shares on January 9, 1995 and 5,000 shares on each of July 9, 1995 and January 9, 1996 and will become exercisable to the extent of 10,000 shares on each of January 9, 1997, 1998 and 1999. The exercise price is equal to the fair market value of the common stock on the date of grant.

Option Exercises During 1995 Fiscal Year and Fiscal Year-End Option Values

         The following table provides information as to options exercised by the named executive officers in the Summary Compensation Table during fiscal 1995 and the number and value of options at December 31, 1995. The Company has no outstanding stock appreciation rights.

                                                                                                             Value of
                                                                            Number of                       Unexercised
                                                                           Unexercised                      In-the-Money
                                    Shares                                  Options at                       Options at
                                   Acquired                              December 31, 1995                December 31, 1995
                                      on             Value                 Exercisable/                     Exercisable/
 Name                              Exercise         Realized               Unexercisable                    Unexercisable(1)
John H. Underwood                     --                --              53,333 exercisable              $11,458 exercisable
                                                                       46,667 unexercisable            $22,917 unexercisable

Alan G. Shuler                        --                --              38,833 exercisable              $12,145 exercisable
                                                                       36,667 unexercisable            $22,917 unexercisable

Carl P. Boecher                       --                --              15,000 exercisable              $22,500 exercisable
                                                                       35,000 unexercisable            $52,500 unexercisable

- -----------------------

(1) Value is calculated on the basis of the difference between the option exercise price and the closing sale price for the Company's common stock at December 31, 1995 as quoted on the Nasdaq National Market, multiplied by the number of shares of common stock underlying the option.


Compensation of Directors

         The independent Board members received $825 for attendance at each Board meeting until July 1, 1995, at which time the Board authorized the payment of a $2,500 annual retainer, $1,000 for attendance at each meeting of the Board of Directors and $500 for attendance at each committee meeting to each independent director; provided, however, that pursuant to Mr. Holland's consulting agreement with the Company, such fees are not paid to Mr. Holland during the term of the agreement. See "Related Transactions." In addition, the directors who are not employees of the Company are entitled to receive automatic options to purchase stock pursuant to the formula plan being presented to shareholders for approval. See Proposal #4 and, for a description of the formula plan, see Automatic Grants to Non- Employee Directors under Proposal #3.


Employment Contracts and Termination of Employment Arrangements

         The Company and John H. Underwood, the Company's President and Chief Executive Officer, entered into an employment agreement effective as of January 1, 1995, which agreement automatically renews for successive one year terms if a termination notice is not given by either party. The agreement provided for Mr. Underwood's employment until December 31, 1995 at a monthly salary of $12,500, which agreement has been automatically renewed for another one-year term at a monthly salary of $12,500. The agreement provides for the monthly payment of $500 to Mr. Underwood for automobile expenses. The agreement does not provide for a bonus; however, Mr. Underwood is eligible to participate in the Company's Management Bonus Plan. Mr. Underwood shall be entitled to his monthly base salary, which shall not be less than $12,500, for twenty-four months if his employment is terminated without cause during the term of the agreement or if either Mr. Underwood or the Company terminates the agreement at the end of any extension thereof. In addition, Mr. Underwood shall be entitled to outplacement counseling services in an amount not to exceed $6,000, as well as certain medical plan coverage under the Company's benefit plans. Mr. Underwood has agreed that, during the two-year period following the termination of his employment, he will not (i) compete with the Company, (ii) solicit any of the Company's employees to leave the Company or (iii) interfere with the Company's customers.

         The Company entered into a one-year employment agreement effective as of January 1, 1995 with Alan G. Shuler, the Company's Vice President and Chief Financial Officer, which agreement automatically renews for successive one-year terms if a termination notice is not given by either party. The agreement provides for a monthly base salary of $8,016 during the initial term of the agreement, which agreement has been automatically renewed for another one-year term at the same monthly salary. The agreement provides for the payment of a monthly car allowance of $400. The agreement does not provide for a bonus; however, Mr. Shuler is eligible to participate in the Company's Management Bonus Plan. The agreement may be terminated with or without cause by either the Company or Mr. Shuler upon sixty days' notice. If Mr. Shuler's employment is terminated by the Company without cause, he is entitled to his monthly base salary for six months. If Mr. Shuler's employment is terminated within twelve months of a change of control, or if he resigns within twelve months of a change of control because of diminution of either position responsibilities or remuneration, Mr. Shuler shall receive a severance payment equal to his annual salary in effect at the time of the change of control, payable in twelve monthly installments. Mr. Shuler has agreed not to compete with the Company during his employment and during the time in which he is paid severance pursuant to the agreement. Mr. Shuler also agreed that, during the one-year period following the termination of his employment, for whatever reason, he will not solicit any of the Company's employees to leave the Company and will not solicit the Company's customers for the purpose of selling a competing product.

         The Company entered into a one-year employment agreement dated January 9, 1995 with Carl P. Boecher, the Company's Vice President of Marketing and Sales, which agreement automatically renews for successive one-year terms if the agreement is not terminated by either party. The agreement provides for an annual base salary of $92,500 per year during the initial term of the agreement, which agreement has been automatically renewed for another one-year term at an agreed upon annual salary of $97,125. The agreement provides for the payment of an annual car allowance of $4,800. In addition, Mr. Boecher was entitled to a bonus of $10,000 on or before March 1, 1996, and he was also eligible for an additional bonus of up to $20,000 on or before March 1, 1996 if certain performance objectives were met during 1995. Upon the extension of the agreement, Mr. Boecher became eligible to participate in the Company's Management Bonus Plan during the additional terms of the agreement. The agreement also provided for (i) the grant of an option to purchase 50,000 shares of the Company's common stock and (ii) reimbursement of relocation expenses in the amount of $20,000, plus an amount to cover the tax on the non-deductible portion of such relocation expenses. The agreement may be terminated with or without cause by either the Company or Mr. Boecher upon sixty days' notice. If Mr. Boecher's employment is terminated by the Company without cause during the term of the agreement, including by death or total disability, he is entitled to his monthly base salary for each month remaining in the term of the agreement or for six months, whichever is greater. If the agreement is terminated at the end of any one-year extension, Mr. Boecher shall receive his base monthly salary for six months. If Mr. Boecher's employment is terminated within twelve months of a change of control, or if he resigns within twelve months of a change of control because of diminution of either position responsibilities or remuneration, Mr. Boecher shall receive a severance payment equal to his annual salary in effect at the time of the change of control, payable in twelve monthly installments. Mr. Boecher has agreed not to compete with the Company during his employment and during the time in which he is paid severance pursuant to the agreement. Mr. Boecher also agreed that, during the one-year period following the termination of his employment, for whatever reason, he will not solicit any of the Company's employees to leave the Company and will not solicit the Company's customers for the purpose of selling a competing product.

         The Company entered into a one-year employment agreement effective as of January 1, 1996 with James P. Foley, the Company's Vice President of Engineering, which agreement automatically renews for successive one-year terms if a termination notice is not given by either party. The agreement provides for a monthly base salary of $7,917 during the initial term of the agreement. The agreement provides for the payment of a monthly car allowance of $400. In addition, Mr. Foley is entitled to a bonus of $10,000 for his initial term of his employment agreement. Mr. Foley will be eligible to participate in the Company's Management Bonus Plan or any other plan authorized by the Compensation Committee during any additional terms of the agreement. The agreement may be terminated with or without cause by either the Company or Mr. Foley upon sixty days' notice. If Mr. Foley's employment is terminated by the Company without cause, he is entitled to his monthly base salary for six months. If Mr. Foley's employment is terminated within twelve months of a change of control, or if he resigns within twelve months of a change of control because of diminution of either position responsibilities or remuneration, Mr. Foley shall receive a severance payment equal to his annual salary in effect at the time of the change of control, payable in twelve monthly installments. Mr. Foley has agreed to not compete with the Company during his employment and during the time in which he is paid severance pursuant to the agreement. Mr. Foley also agreed that, during the one-year period following the termination of his employment, for whatever reason, he will not solicit any of the Company's employees to leave the Company and will not solicit the Company's customers for the purpose of selling a competing product.

Related Transactions

         The Company entered into a one-year consulting agreement dated November 1, 1995 with Gary R. Holland, Chairman of the Company, pursuant to which Mr. Holland will receive $100,000, payable in monthly installments, for providing services to management for a minimum of six days during each four-week period during the term of the agreement. Subject to mutual written agreement, the consulting agreement can be extended. In connection with entering the agreement, Mr. Holland received an option to purchase 35,000 shares of the Company's common stock at $3.625, the fair market value on the date of grant, which option was granted under the Company's Consultant Stock Option Plan. As long as Mr. Holland is receiving compensation pursuant to the terms of the agreement, he is not eligible to receive the retainer and meeting fees paid to directors as set forth in "Compensation of Directors"; however, he is eligible to receive options under the formula plan described in Proposals #3 and #4. In accordance with the agreement, Mr. Holland was elected as a director and appointed as Chairman of the Board on November 10, 1995 and was appointed to serve on the Audit and Compensation Committees on March 19, 1996. Mr. Holland has agreed not to compete with the Company as long as he is providing the Company with consulting services or serving as a director of the Company. In addition, Decision Processes International of Minnesota, Inc., a corporation of which Mr. Holland is a principal, is providing consulting services to the Company for approximately $13,000.


                 APPROVAL OF AN INCREASE IN THE NUMBER OF SHARES
               RESERVED UNDER THE COMPANY'S 1987 STOCK OPTION PLAN
                                  (Proposal #3)
Amendment

         As of April 18, 1996, the Company had outstanding incentive and nonqualified options for the purchase of an aggregate of 463,834 shares of the Company's common stock with an average exercise price of $4.09 per share granted under the Company's 1987 Stock Option Plan adopted on March 13, 1987 by the Board of Directors and approved by the shareholders at the 1987 annual shareholders' meeting (the "1987 Plan"). In addition, options for the purchase of 27,666 shares were granted and exercised pursuant to the 1987 Plan. In order to provide sufficient shares for future options, the Board of Directors proposes that the number of shares reserved under the 1987 Plan be increased from 550,000 to 800,000 shares. The Board believes that granting fairly-priced stock options to employees and directors is an effective means to promote the future growth and development of the Company. Such options, among other things, increase employees' and directors' proprietary interest in the Company's success and enables the Company to attract and retain qualified personnel. The Board therefore recommends that all shareholders vote in favor of increasing the number of shares reserved under the 1987 Plan from 550,000 to 800,000.

         A general description of the basic features of the 1987 Plan is presented below, but such description is qualified in its entirety by reference to the full text of the 1987 Plan, a copy of which may be obtained without charge upon written request to Alan Shuler, the Company's Chief Financial Officer.

Summary of 1987 Stock Option Plan

         Purpose. The purpose of the 1987 Plan is to promote the success of the Company by facilitating the employment and retention of competent personnel and by furnishing incentive to directors, officers and employees of the Company, upon whose efforts the success of the Company will depend to a large degree.

         Term. Incentive stock options may be granted pursuant to the 1987 Plan until ten years from the date the 1987 Plan was adopted by the Board. Nonqualified stock options may be granted pursuant to the 1987 Plan until the 1987 Plan is discontinued or terminated by the Board of Directors. In the event of a sale by the Company of substantially all of its assets or in the event of a merger, exchange, consolidation, or liquidation of the Company, the Board of Directors is authorized to terminate the 1987 Plan.

         Administration. With the exception of the stock options automatically issued to Non-Employee Directors as described below, the 1987 Plan is administered by the Stock Option Committee of the Board of Directors (the "Committee"), all of the members of which are "disinterested persons" under Rule 16b-3 of the Securities Exchange Act of 1934. The 1987 Plan gives broad powers to the Committee to administer and interpret the 1987 Plan, including the authority to select the individuals to be granted options and to prescribe the particular form and conditions of each option granted.

         Eligibility. All employees of the Company or any subsidiary are eligible to receive incentive stock options pursuant to the 1987 Plan. All employees, officers and directors of the Company or any subsidiary are eligible to receive nonqualified stock options. In addition, directors who are not employees are eligible to be granted nonqualified options under the formula plan if approved. As of April 15, 1996, the Company had approximately 47 employees, of which four are officers and/or directors, and four directors who are not employees.

         Options. When an option is granted under the 1987 Plan, the Committee, at its discretion, specifies the option price and the number of shares of common stock which may be purchased upon exercise of the option. The exercise price of an incentive stock option set by the Committee may not be less than 100% of the fair market value of the Company's common stock, as that term is defined in the 1987 Plan, and, unless otherwise determined by the Board or the Committee, the exercise price of a nonqualified stock option may not be less than 100% of the fair market value on the date of grant. The period during which an option may be exercised and whether the option will be exercisable immediately, in stages, or otherwise is set by the Committee, but in no event may an incentive stock option be exercisable more than ten (10) years from the date of grant. The aggregate fair market value of the stock with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. Optionees may pay for shares upon exercise of options with cash, certified check or common stock of the Company valued at the stock's then "fair market value" as defined in the 1987 Plan. Each option granted under the 1987 Plan is nontransferable during the lifetime of the optionee.

         Generally, under the form of option agreement which the Committee is currently using for options granted under the 1987 Plan, if the optionee's employment or directorship with the Company terminates before expiration of the option for reasons other than death or disability, the optionee has a right to exercise the option for three months after such termination or until the option's original expiration date, whichever is earlier. If the termination is because of death or disability, the option typically is exercisable until its original stated expiration or until the twelve-month anniversary of the optionee's death, whichever is earlier. The Board or the Committee may impose additional or alternative conditions and restrictions on the incentive or nonqualified stock options granted under the 1987 Plan; however, each incentive option must contain such limitations and restrictions upon its exercise as are necessary to ensure that the option will be an incentive stock option as defined under the Internal Revenue Code.

         Pursuant to special rules adopted by the Board in accordance with its authority under the 1987 Plan, in the event of a change in control of the Company, all options granted under the 1987 Plan shall become immediately and fully exercisable unless, prior to such change in control, the Board adopts a resolution to prevent such acceleration. A change in control shall be deemed to have occurred upon the occurrence of any one of the following events: (i) if any person or group makes a tender or exchange offer pursuant to which shares of the Company's stock are purchased or, together with such person's or group's affiliates and associates, the person or group becomes the beneficial owner of at least 30% of the combined voting power of the Company's outstanding securities; (ii) the shareholders of the Company approve an agreement or plan to merge or consolidate the Company with or into another corporation, other than if such merger or consolidation would result in the voting securities of the Company outstanding immediately prior thereto to represent at least 80% of the combined voting power of the Company or such surviving entity immediately after such merger or consolidation; or (iii) the shareholders of the Company approve an agreement or plan to dispose of all or substantially of the Company's assets or a plan of complete liquidation of the Company.

         Automatic Grants to Non-Employee Directors. If Proposal #4 is approved by the shareholders, the 1987 Plan will provide for automatic option grants to each director who is not an employee of the Company (a "Non-Employee Director"). Each Non-Employee Director who was elected for the first time as a director on or after July 1, 1995 shall automatically be granted a nonqualified option to purchase 15,000 shares of the common stock at an option price per share equal to 100% of the fair market value of the common stock on the date of the Non-Employee Director's initial election, which option is exercisable, subject to shareholder approval of Proposal #4, to the extent of 3,000 shares immediately and on each of the first four anniversaries of the date of grant. Each Non-Employee Director who is re-elected as a director of the Company or whose term of office continues after a meeting of shareholders at which directors are elected shall, as of the date of such re-election or shareholder meeting, automatically be granted an immediately exercisable nonqualified option to purchase 2,500 shares of the common stock at an option price per share equal to 100% of the fair market value of the common stock on the date of such re-election or shareholder meeting. No director shall receive more than one option to purchase 2,500 shares pursuant to the formula plan in any one fiscal year. All options granted pursuant to these provisions shall expire on the earlier of (i) three months after the optionee ceases to be a director (except by death) and (ii) ten (10) years after the date of grant. Notwithstanding the foregoing, in the event of the death of a Non-Employee Director, any option granted to such Non-Employee Director pursuant to this formula plan may be exercised at any time within six months of the death of such Non-Employee Director or on the date on which the option, by its terms expires, whichever is earlier.

         Amendment. The Board of Directors may from time to time suspend or discontinue the 1987 Plan or revise or amend it in any respect; provided, however, that no such revision or amendment may impair the terms and conditions of any outstanding option to the material detriment of the optionee without the consent of the optionee, except as authorized in the event of a sale, merger, consolidation or liquidation of the Company. The 1987 Plan may not, without the approval of the shareholders, be amended in any manner that will cause incentive stock options to fail to meet the requirements of Section 422 of the Internal Revenue Code, or be amended in any manner that will: (i) materially increase the number of shares subject to the 1987 Plan except as provided in the case of stock splits, consolidations, stock dividends or similar events; (ii) change the designation of the class of employees eligible to receive options; (iii) decrease the price at which options will be granted; or (iv) materially increase the benefits accruing to optionees under the 1987 Plan. In addition, if Proposal #4 is approved by the shareholders, the provisions of the 1987 Plan regarding automatic grants to Non-Employee Directors may not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act or other rules thereunder.

         The Board of Directors will equitably adjust the maximum number of shares of common stock reserved for issuance under the 1987 Plan, the number of shares covered by each outstanding option and the option price per share in the event of stock splits or consolidations, stock dividends or other transactions in which the Company receives no consideration. The Board of Directors may also provide for the protection of optionees in the event of a merger, liquidation or reorganization of the Company.

         Federal Income Tax Consequences of the 1987 Plan. Under present law, an optionee will not realize any taxable income on the date a nonqualified stock option is granted to the optionee pursuant to the 1987 Plan. Upon exercise of the option, however, the optionee will realize, in the year of exercise, ordinary income to the extent of the difference between the option price and the fair market value of the Company's common stock on the date of exercise. Upon the sale of the shares, any resulting gain or loss will be treated as capital gain or loss. The Company will receive a deduction in its fiscal year in which options are exercised, equal to the amount of compensation required to be included as ordinary income by those optionees exercising options.

         Incentive stock options granted pursuant to the 1987 Plan are intended to qualify for favorable tax treatment to the optionee under Section 422 of the Internal Revenue Code. Under Section 422, an employee realizes no taxable income when the option is granted. If the employee has been an employee of the Company or any subsidiary at all times from the date of grant until three months before the date of exercise, the employee will realize no taxable income when the option is exercised. If the employee does not dispose of shares acquired upon exercise for a period of two years from the granting of the option and one year after receipt of the shares, the employee may sell the shares and report any gain as capital gain. No deduction is allowable to the Company for federal income tax purposes in connection with either the grant or exercise of an incentive stock option. If the employee should dispose of the shares prior to the expiration of the two or one-year periods described above, the employee will be deemed to have received compensation taxable as ordinary income in the year of the early sale in an amount equal to the lesser of (i) the difference between the fair market value of the Company's common stock on the date of exercise and the option price of the shares, or (ii) the difference between the sale price of the shares and the option price of shares. In the event of such an early sale, the Company will be entitled to a tax deduction equal to the amount recognized by the employee as ordinary income. The foregoing discussion ignores the impact of the alternative minimum tax, which may particularly be applicable to the year in which an incentive stock option is exercised.

         Plan Benefits. Because future grants of stock options are subject to the discretion of the Committee, the future benefits under the 1987 Plan cannot be determined at this time, except for the automatic grants to Non-Employee Directors as set forth above. The table below shows the total number of shares underlying stock options that have been granted under the 1987 Plan as of April 15, 1996 to the named executive officers and the groups set forth.


                                                     Shares of Common Stock
Name and Position/Group                          Underlying Options Received(1)

John H. Underwood                                               100,000
  President and Chief
  Executive Officer

Alan G. Shuler                                                   75,500
  Vice President and
  Chief Financial Officer

Carl P. Boecher                                                  50,000
  Vice President of Marketing
  and Sales

Current Executive Officers                                      260,500 (2)
  as a Group (4 persons)

Current Directors who are not                                    40,000 (3)
  Executive Officers as a Group
  (4 persons)

Current Employees who are not                                   150,500
  Executive Officers or Directors
  as a Group (43 persons)

- ------------------

(1) Includes options granted which are outstanding or which have been exercised.

(2) Includes options granted to the named executive officers in the Summary Compensation Table.

(3) Includes options to purchase 15,000 shares granted to each of two Non-Employee Directors pursuant to the formula plan set forth herein; does not include an option to purchase 35,000 shares granted to a Non-Employee Director pursuant to the Company's 1995 Consultant Stock Option Plan.

         Vote Required. The Board of Directors recommends that the shareholders approve the amendment to the 1987 Plan to increase the number of shares reserved for issuance under the 1987 Plan from 550,000 to 800,000. Under applicable Minnesota law, approval of the amendment to the 1987 Plan requires the affirmative vote of the holders of the greater of (1) a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter, or (2) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Annual Meeting.

          APPROVAL OF AMENDMENT OF THE COMPANY'S 1987 STOCK OPTION PLAN
            TO PROVIDE FOR THE GRANTING OF NONQUALIFIED STOCK OPTIONS
                 TO NON-EMPLOYEE DIRECTORS UNDER A FORMULA GRANT
                                  (Proposal #4)

Amendment

         On July 1, 1995, the Board amended the 1987 Plan, subject to the approval of shareholders, to provide for the automatic grant of nonqualified stock options to each member of the Company's Board of Directors who is not an employee of the Company ("Non-Employee Director") in the amount of (i) 15,000 shares upon the initial election to the Board on or after the date on which the Board adopted the amendment and (ii) 2,500 shares annually. A more detailed description of the formula plan is set forth in Proposal #3 above--see Automatic Grants to Non-Employee Directors.

         The purpose for the automatic grants of nonqualified options to Non-Employee Directors is to enable such directors to receive options for the purchase of the Company's common stock (thereby more closely aligning the interests of such directors with those of the Company's shareholders), while retaining such directors' status as "disinterested" for purposes of Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"). Rule 16b-3 provides that the grant or award of a stock option to executive officers and directors of the Company is exempt from Section 16(b) of the Exchange Act if such grant or award is made under a plan administered by directors who are "disinterested." Unless and until additional Non-Employee Directors are added to the Board of Directors, Messrs. Glarner, Courtney, King and Holland will be the only Non-Employee Directors entitled to receive automatic grants of options under the proposed amendment to the 1987 Plan.

         A general description of the basic features of the 1987 Plan, including the proposed provisions for automatic awards to Non-Employee Directors and the Plan Benefits, is presented in the discussion of Proposal #3, but such description is qualified in its entirety by reference to the full text of the 1987 Plan, a copy of which may be obtained without charge upon written request to Alan Shuler, the Company's Chief Financial Officer.

         Vote Required. The Board of Directors recommends that the shareholders approve the amendment to the 1987 Plan to provide for the automatic grants of options to Non-Employee Directors. Under applicable Minnesota law, approval of the amendment to the 1987 Plan requires the affirmative vote of the holders of the greater of (1) a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter, or (2) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Annual Meeting.

                     RATIFICATION OF APPOINTMENT OF AUDITORS
                                  (Proposal #5)

         The Board of Directors recommends that the shareholders ratify the appointment of McGladrey & Pullen, LLP, as independent auditors for the Company for the year ending December 31, 1996. McGladrey & Pullen, LLP has served as independent auditors for the Company since 1980. McGladrey & Pullen, LLP provided services in connection with the audit of the financial statements of the Company for the year ended December 31, 1995, assistance with the Company's Annual Report submitted to the Securities and Exchange Commission on Form 10-KSB and quarterly reports filed with the Securities and Exchange Commission, and consultation on matters relating to accounting and financial reporting.

         Representatives of McGladrey & Pullen, LLP are expected to be present at the Annual Meeting and will be given an opportunity to make a statement if so desired and to respond to appropriate questions.


                           1997 SHAREHOLDER PROPOSALS

         Proposals of shareholders intended to be presented at the annual meeting in 1997 must be submitted to the Company in appropriate written form on or before December 24, 1996 to be included in the Company's Proxy Statement and related Proxy for the 1997 meeting.


                                 OTHER BUSINESS

         Management is not aware of any matters to be presented for action at the Annual Meeting, except matters discussed in the Proxy Statement. If any other matters properly come before the meeting, it is intended that the shares represented by proxies will be voted in accordance with the judgment of the persons voting the proxies.


                          ANNUAL REPORT TO SHAREHOLDERS

         A copy of the Company's Annual Report to Shareholders for the fiscal year ended December 31, 1995 accompanies this Notice of Annual Meeting and Proxy Statement. No part of such Annual Report is incorporated herein and no part thereof is to be considered proxy soliciting material.

                                   FORM 10-KSB

         THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1995, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS. THE COMPANY WILL FURNISH TO ANY SUCH PERSON ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-KSB UPON THE ADVANCE PAYMENT OF REASONABLE FEES RELATED TO THE COMPANY'S FURNISHING SUCH EXHIBIT(S). REQUESTS FOR COPIES OF SUCH REPORT AND/OR EXHIBIT(S) SHOULD BE DIRECTED TO SHAREHOLDER RELATIONS AT THE COMPANY'S PRINCIPAL ADDRESS.

                                          By Order of the Board of Directors


                                          Thomas R. King
                                          Secretary

April 24, 1996

                                  DATAKEY, INC.


                                      PROXY
                   for Annual Meeting to be held June 5, 1996


         The undersigned hereby appoints John H. Underwood and Alan G. Shuler, and each of them, with full power of substitution, his or her Proxies to represent and vote, as designated below, all shares of voting stock of Datakey, Inc. registered in the name of the undersigned at the 1996 Annual Meeting of Shareholders of the Company to be held at the Radisson Plaza Hotel, 35 S. 7th Street, Minneapolis, Minnesota, at 3:30 p.m., on Wednesday, June 5, 1996, and at any adjournment thereof. The undersigned hereby revokes all proxies previously granted with respect to such Annual Meeting.

                 The Board of Directors recommends that you vote
"FOR" each proposal.

1.   Set the number of directors at five (5).
                     [ ] FOR      [ ] AGAINST    [ ] ABSTAIN

2.   Elect Directors.  Nominees:    John H. Underwood,  Gary R. Holland,  Terrence W. Glarner,
                                    Thomas R. King  and  Eugene W. Courtney
                           [ ]      FOR all nominees listed above        [ ]    WITHHOLD AUTHORITY to vote
                                    (except those whose names have              for all nominees listed above.
                                    been written on the line below)


                ------------------------------------------------

3.   Approve an amendment to increase the number of shares reserved under the
     Company's 1987 Stock Option Plan from 550,000 to 800,000.
                    [ ] FOR      [ ] AGAINST    [ ] ABSTAIN

4.   Approve an amendment to the Company's 1987 Stock Option Plan to provide for the grant of nonqualified stock options to Non-Employee Directors under a formula plan.
                    [ ] FOR      [ ] AGAINST    [ ] ABSTAIN

5.   Ratify the appointment of McGladrey & Pullen, LLP as independent auditors for the Company for the year ending December 31, 1996.
                     [ ] FOR      [ ] AGAINST    [ ] ABSTAIN

6. Other Matters. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL SPECIFICALLY IDENTIFIED ABOVE.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


Date:                   , 1996
     -------------------            -------------------------------------------

                                    -------------------------------------------

                    PLEASE DATE AND SIGN ABOVE exactly as name appears at the left, indicating, where proper, official position or representative capacity. For stock held in joint tenancy, each joint owner should sign.

                                  DATAKEY, INC.

                             1987 STOCK OPTION PLAN
                         (RESTATED AS OF APRIL 15, 1996)


                                   SECTION 1.

                                   DEFINITIONS

         As used herein, the following terms shall have the meanings indicated below:

          (a) The "Company" shall mean DATAKEY, INC., a Minnesota corporation.

          (b) A "Subsidiary" shall mean any corporation of which fifty percent (50%) or more of the total voting power of outstanding stock is owned, directly or indirectly in an unbroken chain, by the Company.

          (c) "Common Stock" shall mean the Common Stock of the Company, subject to adjustment as described in Section 13.

          (d) The "Plan" means the Datakey, Inc. 1987 Stock Option Plan, as amended hereafter from time to time, including the forms of Option Agreements as they may be modified by the Board from time to time.

          (e) The "Optionee" for purposes of Section 9 is an employee of the Company or any Subsidiary to whom an incentive stock option has been granted under the Plan. For purposes of Section 11, the "Optionee" is the director, officer or employee of the Company or any Subsidiary to whom a nonqualified stock option has been granted. For purposes of
          Section 19, the "Optionee" is a Non-Employee Director to whom a nonqualified option has been granted.

          (f) "Committee" shall mean a Committee composed of two or more directors who may be appointed by, and serve at the pleasure of the Board and shall have such powers and authority as are granted to it by the Board. Each of the members of the Committee shall be a "disinterested" person within the meaning of Rule 16b-3, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934. Effective as of September 30, 1993, except to the extent an earlier effective date applies under the phase-in rules of new Rule 16b-3, a "disinterested" person under Rule 16b-3 generally means a director who, among other things, is not granted or awarded and has not at any time within one year prior to appointment to the Committee been granted or awarded options under the Plan or under any other plan of the Company or any of its affiliates entitling participants to acquire stock, stock options or stock appreciation rights, except to the extent permitted by Rule 16b-3.

          (g) The "Internal Revenue Code" is the Internal Revenue Code of 1986, as amended from time to time.

          (h) "Non-Employee Directors" shall mean members of the Board who are not employees of the Company or any Subsidiary.


                                   SECTION 2.

                                     PURPOSE

         The purpose of the Plan is to promote the success of the Company and its Subsidiaries by facilitating the employment and retention of competent personnel and by furnishing incentive to officers, directors and employees upon whose efforts the success of the Company and its Subsidiaries will depend to a large degree.

         It is the intention of the Company to carry out the Plan through the granting of stock options which will qualify as "Incentive Stock Options" under the provisions of Section 422A of the Internal Revenue Code, and through the granting of "Nonqualified Stock Options" pursuant to Section 11 of this Plan. Adoption of this Plan shall be and is expressly subject to the condition of approval by the shareholders of the Company within twelve (12) months before or after the adoption of the Plan by the Board of Directors.


                                   SECTION 3.

                             EFFECTIVE DATE OF PLAN

         The Plan shall be effective as of the date it is adopted by the Board of Directors of the Company.


                                   SECTION 4.

                                 ADMINISTRATION

         The Plan shall be administered by the Board of Directors of the Company (the "Board") or, to the extent empowered by the Board, by a Stock Option Committee (hereinafter referred to as the "Committee" and as defined in Section 1(f) of this Plan) which may be appointed by the Board from time to time. The Board shall have all of the powers vested in it under the provisions of the Plan, including but not limited to exclusive authority (where applicable and within the limitations described herein) to determine, in its sole discretion, whether an incentive stock option or nonqualified stock option shall be granted, the individuals to whom, and the time or times at which, options shall be granted, the number of shares subject to each option and the option price, terms and conditions of each option. The Committee shall have such powers as are granted to it by the Board. The Board, or the Committee if so empowered by the Board, shall have full power and authority to administer and interpret the Plan, to make and amend rules, regulations and guidelines for administering the Plan, to prescribe the form and conditions of the respective stock option agreements (which may vary from Optionee to Optionee) evidencing each option and to make all other determinations necessary or advisable for the administration of the Plan. The Board's interpretation of the Plan, or the Committee's interpretation if so empowered by the Board, and all actions taken and determinations made by the Board pursuant to the power vested in it hereunder, or by the Committee to the extent empowered by the Board, shall be conclusive and binding on all parties concerned. No member of the Board or the Committee shall be liable for any action taken or determination made in good faith in connection with the administration of the Plan.

         In the event the Board appoints a Committee as provided hereunder, any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote of the Committee members or pursuant to the written resolution of all Committee members.


                                   SECTION 5.

                                  PARTICIPANTS

         The Board, or the Committee if so empowered by the Board, shall from time to time, at its discretion and without approval of the shareholders, designate those directors, officers and employees of the Company or of any Subsidiary to whom nonqualified stock options shall be granted under this Plan. The Board, or the Committee if so empowered by the Board, shall also designate those employees of the Company or of any Subsidiary to whom incentive stock options shall be granted under the Plan. The Board, or the Committee if so empowered by the Board, may grant additional incentive stock options or nonqualified stock options under this Plan to some or all participants then holding options or may grant such options solely or partially to new participants. In designating participants, the Board, or the Committee if so empowered by the Board, shall also determine the number of shares to be optioned to each such participant.


                                   SECTION 6.

                                      STOCK

         The Stock to be optioned under this Plan shall consist of authorized but unissued shares of Common Stock. Five Hundred Fifty Thousand (550,000) shares of Common Stock shall be reserved and available for options under the Plan; provided, however, that the total number of shares of Common Stock reserved for options under this Plan shall be subject to adjustment as provided in Section 13 of the Plan. In the event that any outstanding option under the Plan for any reason expires or is terminated prior to the exercise thereof, the shares of Common Stock allocable to the unexercised portion of such option shall continue to be reserved for options under the Plan and may be optioned hereunder.

                                   SECTION 7.

                                DURATION OF PLAN

         Incentive stock options may be granted pursuant to this Plan from time to time during a period of ten (10) years from the earlier of the date the Plan is approved by the Board of Directors or the date it is approved by the shareholders of the Company. Nonqualified stock options may be granted pursuant to this Plan from time to time after the date the Plan is adopted by the Board of Directors and until the Plan is discontinued or terminated by the Board.


                                   SECTION 8.

                                     PAYMENT

         Optionees may pay for shares upon exercise of options granted pursuant to this Plan with cash, certified check or Common Stock of the Company valued at such stock's then "fair market value" as defined in Section 9 below.


                                   SECTION 9.

                 TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS

         Each incentive stock option granted pursuant to the Plan shall be evidenced by a written stock option agreement (the "Option Agreement"). The Option Agreement shall be in such form as may be approved from time to time by the Board or the Committee (if so empowered by the Board) and may vary from Optionee to Optionee; provided, however, that each Optionee and each Option Agreement shall comply with and be subject to the following terms and conditions:

          (a) Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the incentive stock option. The option price per share shall not be less than one hundred percent (100%) of the fair market value of the Common Stock per share on the date the Board, or the Committee if so empowered by the Board, grants the option; provided, however, that, if an Optionee owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its parent or any Subsidiary, the option price per share of an incentive stock option granted to suck Optionee shall not be less than one hundred ten percent (110%) of the fair market value of the Common Stock per share on the date of the grant of the option. For purposes hereof, if such stock is then reported in the national market system or is listed upon an established exchange or exchanges, "fair market value" of the Common Stock per share shall be the highest closing price of such stock in such national market system or on such stock exchange or exchanges on the date the option is granted or, if no sale of such stock shall have occurred on that date, on the next preceding day on which there was a sale of stock. If such stock is not so reported in the national market system or listed upon an exchange, "fair market value" shall be the mean between the "bid" and "asked" prices quoted by a recognized specialist in the Common Stock of the Company on the date the option is granted, or if there are no quoted "bid" and "asked" prices on such date, on the next preceding date for which there are such quotes. If such stock is not publicly traded as of the date the option is granted, the "fair market value" of the Common Stock shall be determined by the Board, or the Committee if so empowered by the Board, in its sole discretion by applying principles of valuation with respect to all such options. The Board, or the Committee if so empowered by the Board, shall have full authority and discretion in establishing the option price and shall be fully protected in so doing.

          (b) Term and Exercisability of Incentive Stock Option. The term during which any incentive stock option granted under the Plan may be exercised shall be established in each case by the Board, or the Committee if so empowered by the Board, but in no event shall any incentive stock option be exercisable during a term of more than ten
          (10) years after the date on which it is granted. The Option Agreement shall state when the incentive stock option becomes exercisable and shall also state the maximum term during which the option may be exercised. In the event an incentive stock option is exercisable immediately, the manner of exercise of the option in the event it is not exercised in full immediately shall be specified in the Option Agreement. The Board, or the Committee if so empowered by the Board, may accelerate the exercise date of any incentive stock option granted hereunder which is not immediately exercisable as of the date of grant.

          (c) Other Provisions. The Option Agreement authorized under this
          Section 9 shall contain such other provisions as the Board, or the Committee if so empowered by the Board, shall deem advisable. Any such Option Agreement shall contain such limitations and restrictions upon the exercise of the option as shall be necessary to ensure that such option will be considered an "Incentive Stock Option" as defined in
          Section 422A of the Internal Revenue Code or to conform to any change therein.

          (d) Holding Period. The disposition of any shares of Common Stock acquired by an Optionee pursuant to the exercise of an option described above shall not be eligible for the favorable taxation treatment of Section 421(a) of the Internal Revenue Code unless any shares so acquired are held by the Optionee for at least two (2) years from the date of the granting of the option under which the shares were acquired and at least one year after the acquisition of such shares pursuant to the exercise of such option, or such other periods as may be prescribed by the Internal Revenue Code. In the event of an Optionee's death, such holding period shall not be applicable pursuant to Section 421(c)(1) of the Internal Revenue Code.

                                   SECTION 10.

                     LIMITATIONS ON INCENTIVE STOCK OPTIONS

         Effective for incentive stock options granted after December 31, 1986, the aggregate fair market value (determined as of the time an option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by an Optionee during any calendar year under this Plan and any other plans of the Company under Section 422A of the Internal Revenue Code, shall not exceed One Hundred Thousand Dollars ($100,000), except as may otherwise be provided under Section 422A, as amended from time to time, and the regulations thereunder.


                                   SECTION 11.

               TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS

         Each nonqualified stock option granted pursuant to the Plan shall be evidenced by a written Option Agreement. The Option Agreement shall be in such form as may be approved from time to time by the Board or the Committee (if so empowered by the Board), and may vary from Optionee to Optionee; provided, however, that each Optionee and each Option Agreement shall comply with and be subject to the following terms and conditions:

          (a) Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the nonqualified stock option. Unless otherwise determined by the Board of Directors, or the Committee if so empowered by the Board, the option price per share shall be equal to one hundred percent (100%) of the fair market value of the Common Stock per share on the date the Board or the Committee grants the option. For purposes hereof, the "fair market value" of a share of Common Stock shall have the same meaning as set forth under
          Section 9(a) herein.

          (b) Term and Exercisability of Nonqualified Stock Option. The term during which any nonqualified stock option granted under the Plan may be exercised shall be established in each case by the Board, or the Committee if so empowered by the Board. The Option Agreement shall state when the nonqualified stock option becomes exercisable and shall also state the maximum term during which the option may be exercised. In the event a nonqualified stock option is exercisable immediately, the manner of exercise of the option in the event it is not exercised in full immediately shall be specified in the stock option agreement. The Board, or the Committee if so empowered by the Board, may accelerate the exercise date of any nonqualified stock option granted hereunder which is not immediately exercisable as of the date of grant.

          (c) Other Provisions. The Option Agreement authorized under this
          Section 11 shall contain such other provisions as the Board, or the Committee, as the case may be, shall deem advisable.


                                   SECTION 12.

                               TRANSFER OF OPTION

         No option shall be transferable, in whole or in part, by the Optionee other than by will or by the laws of descent and distribution, and, during the Optionee's lifetime, the option may be exercised only by the Optionee. If the Optionee shall attempt any transfer of any option granted under the Plan during the Optionee's lifetime, such transfer shall be void and the option, to the extent not fully exercised, shall terminate.


                                   SECTION 13.

                    RECAPITALIZATION, SALE, MERGER, EXCHANGE
                          CONSOLIDATION OR LIQUIDATION

         In the event of an increase or decrease in the number of shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company, the number of shares of Common Stock covered by each outstanding option and the price per share thereof shall be equitably adjusted by the Board of Directors to reflect such change. Additional shares which may be credited pursuant to such adjustment shall be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates.

         In the event of the sale by the Company of substantially all of its assets and the consequent discontinuance of its business, or in the event of a merger, exchange, consolidation or liquidation of the Company, the Board of Directors may, in connection with the Board's adoption of the plan for sale, merger, exchange, consolidation or liquidation, provide for one or more of the following: (i) the acceleration of the exercisability of outstanding options;
(ii) the complete termination of this Plan and cancellation of outstanding options not exercised prior to a date specified by the Board (which date shall give Optionees a reasonable period of time in which to exercise the options prior to the effectiveness of such sale, merger, exchange, consolidation or liquidation); and (iii) the continuance of the Plan with respect to the exercise of options which were outstanding as of the date of adoption by the Board of such plan for sale, merger, exchange, consolidation or liquidation and provide to Optionees holding such options the right to exercise their respective options as to an equivalent number of shares of stock of the corporation succeeding the Company by reason of such sale, merger, exchange, consolidation or liquidation. The grant of an option pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

                                   SECTION 14.

                    PRIOR OUTSTANDING INCENTIVE STOCK OPTIONS

         Effective for incentive stock options granted to an Optionee prior to January 1, 1987, no such option (for purposes of this Section 14 called a "Pre-1987 Option") shall be exercisable while there is outstanding in favor of such Optionee any "Incentive Stock Option" (as defined in Section 422A of the Internal Revenue Code) which was granted under any plan to such Optionee prior to the granting of the Pre-1987 Option, which Incentive Stock Option entitles Optionee to purchase stock in the Company or any corporation which at the time the Pre-1987 Option was granted was a parent or subsidiary of the Company or a predecessor corporation of any such corporation. To the extent required by the Internal Revenue Code, an Incentive Stock Option granted prior to January 1, 1987 shall be deemed to be outstanding until such option is exercised in full or expires by reason of lapse of time.

         The restrictions set forth in the foregoing paragraph shall not apply to any incentive stock options granted under this Plan after December 31, 1986 (for purposes of this Section 14 called a "Post-1986 Option"). Such Post-1986 Options may be exercised to the extent provided under the terms of the Option Agreement without regard to whether there are any outstanding incentive stock options which were granted under this Plan or any other plan to the Optionee prior to or concurrent with the granting of the Post-1986 OptIon.


                                   SECTION 15.

                               INVESTMENT PURPOSE

         No shares of Common Stock shall be issued pursuant to the Plan unless and until there has been compliance, in the opinion of Company's counsel, with all applicable legal requirements, including without limitation, those relating to securities laws and stock exchange listing requirements. As a condition to the issuance of Common Stock to Optionee, the Board, or the Committee if so empowered by the Board, may require Optionee to (a) represent that the shares of Common Stock are being acquired for investment and not resale and to make such other representations as the Board, or the Committee if so empowered by the Board, shall deem necessary or appropriate to qualify the issuance of the shares as exempt from the Securities Act of 1933 and any other applicable securities laws, and (b) represent that Optionee shall not dispose of the shares of Common Stock in violation of the Securities Act of 1933 or any other applicable securities laws. Company reserves the right to place a legend on any stock certificate issued upon exercise of an option granted pursuant to the Plan to assure compliance with this Section 15.

                                   SECTION 16.

                             RIGHTS AS A SHAREHOLDER

         An Optionee (or the Optionee's successor or successors) shall have no rights as a shareholder with respect to any shares covered by an option until the date of the issuance of a stock certificate evidencing such shares (except as otherwise provided in Section 13 above). No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 13).


                                   SECTION 17.

                              AMENDMENT OF THE PLAN

         The Board of Directors of the Company may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such revision or amendment shall impair the terms and conditions of any option which is outstanding on the date of such revision or amendment to the material detriment of the Optionee without the consent of the Optionee. Notwithstanding the foregoing, no such revision or amendment shall, (i) materially increase the number of shares subject to the Plan except as provided in Section 13 hereof, (ii) change the designation of the class of employees eligible to receive options, (iii) decrease the price at which options may be granted, or (iv) materially increase the benefits accruing to Optionees under the Plan, unless such revision or amendment is approved by the shareholders of the Company. Furthermore, the Plan may not, without the approval of the shareholders, be amended in any manner that will cause incentive stock options to fail to meet the requirements of "Incentive Stock Options" as defined in Section 422A of the Internal Revenue Code. In addition to and notwithstanding the foregoing, the provisions of Section 19 shall not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder.



                                   SECTION 18.

                        NO OBLIGATION TO EXERCISE OPTION

         The granting of an option shall impose no obligation upon the Optionee to exercise such option. Further, the granting of an option hereunder shall not impose upon the Company or any Subsidiary any obligation to retain the Optionee in its employ or as a director for any period.

                                   SECTION 19.

                  GRANTING OF OPTIONS TO NON-EMPLOYEE DIRECTORS

          (a) Upon Joining Board. Each Non-Employee Director of the Company who, on or after July 1, 1995, the date of approval of this Section 19 by the Board, is initially elected as a director, shall, as of the date of such election, automatically be granted an option to purchase 15,000 shares of the Common Stock at an option price per share equal to 100% of the fair market value of the Common Stock on such date. Options granted pursuant to this subsection (a) shall be immediately exercisable to the extent of 3,000 shares subject to such option and to the extent of an additional 3,000 shares on each of the first, second, third and fourth anniversaries of the date of grant; provided, however, that options granted before approval by the Company's shareholders of an amendment to the Company's 1987 Stock Option Plan adding this Section 19 to the Plan shall not be exercisable before such approval.

          (b) Upon Re-election to Board. Each Non-Employee Director who, on and after July 1, 1995, the date of approval of this Section 19 by the Board, is re-elected as a director of the Company or whose term of office continues after a meeting of shareholders at which directors are elected shall, as of the date of such re-election or shareholder meeting, automatically be granted an option to purchase 2,500 shares of the Common Stock at an option price per share equal to 100% of the fair market value of the Common Stock on the date of such re-election or shareholder meeting. Options granted pursuant to this subsection
          (b) shall be immediately exercisable in full.

          (c) General. No director shall receive more than one option pursuant to subsection (b) of this Section 19 in any one fiscal year. All options granted pursuant to this Section 19 shall be designated as nonqualified options and shall be subject to the same terms and provisions as are then in effect with respect to granting of nonqualified options to officers and employees of the Company except that the option shall expire on the earlier of (i) three months after the Optionee ceases to be a director (except by death) and (ii) ten
          (10) years after the date of grant. Notwithstanding the foregoing, in the event of the death of a Non-Employee Director, any option granted to such Non-Employee Director pursuant to this Section 19 may be exercised at any time within six months of the death of such Non-Employee Director or on the date on which the option, by its terms expires, whichever is earlier.